UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 11, 2016

AURORA DIAGNOSTICS HOLDINGS, LLC

(Exact name of registrant as specified in charter)

Delaware	333-176790	20-4918072

(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

11025 RCA Center Drive, Suite 300, Palm Beach Gardens, Florida  33410

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: (866) 420-5512

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.  Other Events.

 On July 11, 2016, Aurora Diagnostics Holdings, LLC (the “Company”) announced the promotion of Michael C. Grattendick as of July 11, 2016, to the position of Chief Financial Officer.  Mr. Grattendick, age 50, has served as the principal financial officer, Vice President of Finance, Controller and Treasurer for the Company, since May 2013.  Prior to May 2013, Mr. Grattendick served as Director of Finance and Assistant Treasurer of the Company since 2006.

Item 9.01.  Financial Statements and Exhibits.

99.1	Announcement dated July 11, 2016.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Aurora Diagnostics Holdings, LLC
July 11, 2016	/s/ Michael C. Grattendick
Michael C. Grattendick
Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Exhibit Description
99.1	Announcement dated July 11, 2016.